UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 3, 2011

Joe's Jeans Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2340 S Eastern Ave, Commerce, California		90040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-837-3700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Please see disclosure under Item 5.02 for certain compensation arrangements between Joe’s Jeans Inc. (the "Company") and its officers.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements

On January 3, 2011, the Compensation Committee of the Board approved grants of restricted stock units ("RSUs") in connection with the 2004 Stock Incentive Plan (the "Plan") to officers of the Company as follows: 181,818 RSUs to Joe Dahan and 69,545 RSUs to Hamish Sandhu. These RSUs vest in an amount equal to 1/8 of the total grant on June 18, 2011 and thereafter every six months until fully vested on December 18, 2014. The RSUs are subject to the terms and conditions of the Plan and applicable award agreement to be executed by each participant, a form of which has been previously filed and is incorporated herein by reference. In addition, Marc Crossman was awarded a grant of restricted stock in the amount of 260,182 shares that vests 1/3 on each anniversary date of the grant in 2012, 2013 and 2014, respectively. The restricted stock grant is subject to the terms and conditions of the Plan and applicable award agreement to be executed by Mr. Crossman, a form of which has been previously filed and is incorporated herein by reference. In addition, in accordance with the terms and conditions of the Executive Employment Agreement entered into by and between the Company and Marc Crossman, the Compensation Committee awarded Mr. Crossman, as President and Chief Executive Officer, a discretionary bonus in the amount of $328,125 for his service. In awarding the bonus, the Compensation Committee determined that certain performance criteria set at the annual meeting in November 2008 and reviewed and discussed at all subsequent annual meetings which included achievement of net sales and EBITDA goals as compared to the Company’s budget had been met.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Description

10.1 2004 Stock Incentive Plan (incorporated by reference to the previously filed Proxy Statement filed on September 10, 2009)

10.2 Form of Restricted Stock Unit Agreement (incorporated by reference to the Current Report on Form 8-K filed on December 21, 2007)

10.3 Form of Restricted Stock Agreement (incorporated by reference to the Current Report on Form 8-K filed on October 14, 2009)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joe's Jeans Inc.

January 5, 2011	By:	/Marc B. Crossman/

Name: /Marc B. Crossman/
Title: President and CEO